GT-19-00-410 (5/95)
                                                                Tractor
                                                                EXHIBIT 10.16
COMMERCIAL PROMISSORY NOTE AND SECURITY AGREEMENT

BORROWER(S):  Biker's Dream, Inc., 1420 Village Way, Santa Ana, CA 92705
              -----------------------------------------------------------------------------------
              (Print full name)    (No. Street)      (City - State - Zip)

CREDITOR:   Green Tree Financial Servicing Corp., 345 St. Peter St., St. Paul, MN 55102
            -------------------------------------------------------------------------------------
            (Name of Financial Institution)       (No. Street)       (City - State - Zip)

Loan:  The above Borrower(s), meaning all Borrower(s) jointly and severally ("Borrower(s)"), promise to pay Creditor the loan Principal Balance of $87,497.71, plus accrued interest at 10.25%
per annum calculated according to the actuarial method, under the terms and provisions of this agreement, which obligation is secured by the following described commercial use property with all present and future attachments, accessories, replacement parts, repairs, additions, and all proceeds thereof (herein referred to as "Collateral").

                            DESCRIPTION OF PROPERTY PURCHASED
-------------------------------------------------------------------------------------------------
Year         Make/Model        Identification No.     License No./Year         Other Description
                                                                              (GVW, new or used)
1996         Kenworth/t-600    1XKADB9X2TS688410                                       N



Collateral Will Be Kept At  1420 Village Way, Santa Ana, CA 92705
                           ----------------------------------------------------------------------
                           (Address)                    (County)                        (State)

-------------------------------------------------------------------------------------------------
My payment schedule will be:

=================================================================================================
 Number of Payments             Amount of Payments                      When Payments Are Due
-------------------------------------------------------------------------------------------------
        60                           1869.85                            Monthly beginning 2/1/96
-------------------------------------------------------------------------------------------------

=================================================================================================

        ITEMIZATION OF THE LOAN PRINCIPAL BALANCE
1. Amount Paid on My Behalf (including taxes of) $ .........................  $ 87,497.71
2. Amounts Paid to Others on My Behalf .....................................
   a. Paid to Public Officials ............................................. +$
   b. Paid to Insurance Companies .......................................... +$
   c. Other ................................................................ +$
3. Principal Balance (1+2a-c) ..............................................  $ 87,497.71
4. Finance Charge ..........................................................  $ 24,693.29
5. Total of Payments (3+4) .................................................  $112,191.00
-------------------------------------------------------------------------------------------------

                               INSURANCE COVERAGE
       LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY DAMAGE
              CAUSED TO OTHERS IS NOT INCLUDED IN THIS AGREEMENT.

PHYSICAL DAMAGE INSURANCE COVERING THE COLLATERAL IS REQUIRED. Borrower has the option of furnishing the required insurance through an agent or broker of Borrower's choice.

GT-19-00-410 (5/95)



Check One:    _____   Borrower requests and authorizes Creditor to obtain the
                      insurance coverage checked below on the Collateral for ____ months from the date of this agreement, and for the premium of $___________

Deductible:   _____   $_______________ Deductible Fire, Theft, Combined
                      Additional Coverage, and $_______ Collision; or

              _____ $_______________ Deductible Comprehensive and $_______________ Deductible Collision.

                X     Buyer has obtained the required coverages through:
              -----
                      ____________________________________
                      (Name of Insurance Company)


_____________________________           _____________________________
(Agent's Name)                          (Agent's Address)

-------------------------------------------------------------------------------
CREDIT INSURANCE, if included, is not a factor in the approval of credit, is not required by the Creditor and is for the term of the credit only.

Check One: _____ Credit Life:                  Premium:     $ ________________
           _____ Credit Disability:            Premium:     $ ________________
           _____ Joint Credit Life:            Premium:     $ ________________
           _____ Joint Credit Disability:      Premium:     $ ________________

I want the Credit Insurance specified above:

BORROWER:    ___________________________________________    __________________
             (Borrower: Each Borrower insured must sign)    (Date)

             ___________________________________________    __________________
             (Borrower: Each Borrower insured must sign)    (Date)


PAYMENTS: Borrowers promises to pay Creditor the amount shown as PRINCIPAL BALANCE on page 1 according to the PAYMENT SCHEDULE on page 1.

SECURITY INTEREST: To secure payment of the TOTAL OF PAYMENTS, Creditor retains title to and a security interest in the Collateral regardless of any retaking and redelivery of the Collateral to Borrowers. Borrowers also assign directly to Creditor any interest Borrowers may have in insurance premium refunds or proceeds. Borrowers agree to execute any application for certificate of title, financing statement or other documents necessary to perfect Creditor's security interest in the Collateral.

CROSS SECURITY: Borrowers grants to Creditor a security interest in the Collateral to secure the payment and performance of all absolute and all contingent obligations and liabilities of Borrowers to Creditor, or to any assignee of Creditor, now existing or hereafter arising, whether under this agreement or any other agreement and whether due directly or by assignment.

DISCLAIMER: There are no warranties other than those made by the manufacturer of the Collateral. LENDER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO THE QUALITY, WORKMANSHIP, DESIGN, MERCHANTABILITY, SUITABILITY, OR FITNESS OF THE COLLATERAL FOR ANY PARTICULAR PURPOSE, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, unless such warranties are in writing and signed by Creditor. Creditor shall not under any circumstances be liable for loss of anticipatory profits or consequential damages of any kind.

PREPAYMENT: Borrowers have the right to prepay all or part of the unpaid balance of this loan without any penalty. Borrowers understand that any prepayment in an amount less than $25.00 will be considered a prepayment of the "Finance Charge" and applied to the next monthly payment due. Any prepayment in an amount of $25.00 or more will be applied as a prepayment of the "Amount Financed" at the next scheduled payment date. If Borrowers prepay this Loan in full, Creditor will give Borrowers a refund of part of the Finance Charge. Any prepaid finance charge will not be included to figure this refund. The refund will be figured by the actuarial method, except that Creditor will assume Borrowers made all payments on the due date. Borrowers will not get a refund if the amount is less than $1.00.

LATE CHARGES: In the event Borrower's payment is more than ten (10) days late, Borrowers will be charged 5.00% of the amount due or $5.00, whichever is GREATER or no more than the legally permissible amount of late charges.

ADDITIONAL COVENANTS AND ORAL AGREEMENT. Borrowers and Creditor agree that the "Statement of Additional Covenants" set forth below constitutes a part of this Agreement. No oral agreement, guaranty, promise, representation or warranty shall be binding on Creditor.

DATED  December 28, 1995

GT-19-00-410 (5/95)

The Borrowers hereby acknowledges receipt of a copy of this Contract.

Borrowers /s/ BIKER'S DREAM, INC.           /s/ [SIG ILLEGIBLE]
         -------------------------------    ------------------------------------
              Biker's Dream, Inc.           Its: PRESIDENT
                                                --------------------------------
                                            (If corporation, authorized officer
                                            must show corporate title. If
                                            partnership, a general partner must
                                            sign. If officer(s) or partner,
                                            show which.)

Borrowers /s/
         -------------------------------

_______________________________________________________________________________
GUARANTY: I guarantee that all amounts owed under this Agreement will be paid when due. I will still be obligated even if any of the Borrowers are released or if you waive (give up) or delay enforcement of any of your rights under this Agreement. You do not have to give me notice of any such waiver, delay or release. I also have to pay your attorney's fees and other court costs of enforcing this guarantee.


/s/ [SIG ILLEGIBLE]
-------------------------------------------------------------------------------
(Signature of Guarantor)                      (Address)


/s/ DENNIS CAMPBELL
-------------------------------------------------------------------------------
(Signature of Guarantor)                      (Address)

_______________________________________________________________________________

                       STATEMENT OF ADDITIONAL COVENANTS

BORROWER'S COVENANTS: A. Borrowers warrant and agree that (a) the Collateral was delivered to an accepted by them in satisfactory condition; (b) the Collateral is free from and will be kept free from all liens, claims, security interests and encumbrances except for the security interest granted herein; (c) and Borrowers will not without Creditor's prior written consent, sell, rent, lend, encumber, pledge, transfer, secrete or otherwise dispose of any of the Collateral, nor will Borrowers permit any such act; (d) the Collateral will be maintained in good operating condition, repair and appearance, and will be used and operated with care, only by qualified personnel in the regular course of Borrower's business and in conformity with all applicable governmental laws and regulations; (e) the Creditor may inspect the Collateral at all reasonable times, and the Collateral will be kept by Borrowers at the location set forth for it on the face hereof and will not be removed from said location without the prior written consent of Creditor, except that an item of Collateral which is mobile and of a type normally used at more than one location may be used by Borrowers away from said location in the regular course of Borrower's business. In any event upon Creditor's request, Borrowers will provide in writing the current location of the Collateral to the Creditor; (f) Borrower covenants that the Collateral will at all times be used solely for business purposes.

B. Borrowers agrees, at its own cost and expense to do everything necessary or expedient to perfect and preserve the security interest of Creditor obtained hereunder, to defend any action, proceeding or claim affecting the Collateral; to pay all expenses incurred by Creditor in enforcing its rights after the occurrence of an event of default hereunder, including the reasonable fees of any attorneys retained by Creditor and to pay promptly all taxes, assessments, license fees and other public or private charges when levied or assessed against the Collateral this agreement or any accompanying note.

C. Borrowers shall at all times bear all risk of loss of damage to or destruction of the Collateral. Borrowers agrees to procure forthwith and maintain insurance on the Collateral for the greater of the actual cash value or loan balance during the life of this Agreement, in the form of fire insurance with combined additional coverage and collision, theft and/or vandalism and malicious mischief coverage when appropriate, plus such other insurance as Creditor may specify from time to time, all in form and amount and with insurers satisfactory to Creditor. Borrowers agrees to deliver promptly to Creditor certificates, or, if requested, policies of insurance satisfactory to Creditor, each with a standard long-form loss-payable endorsement naming Creditor and assigns as loss-payee as their interests may appear. Each policy shall provide that Creditor's interest therein will not be invalidated by the acts, omissions or neglect of anyone other than Creditor, and will contain insurer's agreement to give 30 days prior written notice to Creditor before cancellation of or any material change in the policy will be effective as to Creditor, whether such cancellation or change is at the discretion of Borrowers or insurer. Creditor's acceptance of policies in lesser amounts or risks will not be a waiver of Borrower's foregoing obligation. Borrowers assigns to Creditor all proceeds of such insurance, including returned and unearned premiums up to the amount owing hereunder by Borrowers. Borrowers directs all insurers to pay such proceeds directly to Creditor. Borrowers authorizes Creditor to endorse Borrowers name to all insurance remittances without the joinder of Borrowers.

D. If permitted by law, Borrowers agrees that a carbon, photographic or other reproduction of this agreement or of a financing statement may be filed as a financing statement.

E. If Borrowers fails to perform any of their obligations hereunder, Creditor may perform the same, but shall not be obligated to do so, for the account of Borrowers to protect the interest of Creditor or Borrowers or both, at Creditor's option, and Borrowers shall immediately repay to Creditor any amounts paid by Creditor in such performance, together with interest thereof at the same rate as is set forth on the face hereof as payable upon acceleration.

DEFAULT: Time is of the essence. An event of default shall occur if; (a) Borrowers fails to pay when due any amount owed by it to Creditor or to any affiliate of Creditor, whether hereunder or under any other instrument or agreement; (b) Borrowers fails to perform or observe any other term or provision to be performed or observed by it hereunder or under any other instrument or agreement, furnished by Borrowers to Creditor or to any affiliate of Creditor or otherwise acquired by Creditor or any affiliate of Creditor; (c) Borrowers becomes insolvent or ceases to do business as a going concern; (d) any of the Collateral is lost or destroyed; (e) Borrowers makes an assignment for the benefit of creditors or takes advantage of any law for the relief of debtors; (f) a petition in bankruptcy or for an arrangement, reorganization, or similar relief is filed by or against Borrowers; (g) any property of Borrowers is attached, or a trustee or receiver is appointed for Borrowers or for a substantial part of Borrower's property, or Borrowers applies for such appointment, or (h) Creditor is good faith believes that the prospect

GT-19-00-410 (5/95)

of payment or performance hereunder is impaired or insecure.

Upon the occurrence of an event of default, and at any time thereafter as long as the default continues, Creditor may, at its option, with or without notice to Borrowers (i) declare this agreement to be in default, whereupon the indebtedness specifically described herein will become immediately due and payable, (ii) declare all other debts then owing by Borrowers to Creditor to be immediately due and payable, (iii) cancel any insurance and credit and refund to the indebtedness, and (iv) exercise all of the rights and remedies of a secured party under the Uniform Commercial Code and any other applicable laws, including the right to require Borrowers to assemble the Collateral and deliver it to Creditor at a place to be designated by Creditor which is reasonably convenient to both parties. Any property other than Collateral which is in or upon the Collateral at the time of repossession may be taken and held without liability until its return is requested by Borrowers. Unless otherwise provided by law, any requirement of reasonable notice which Creditor may be obligated to give regarding the sale or other disposition of Collateral will be met if such notice is mailed to Borrowers at its address shown herein at least ten days before the time of sale or other disposition. Creditor may buy at any sale and become the owner of the Collateral. Borrowers agrees that Creditor may bring any legal proceedings it deems necessary to enforce the payment and performance of Borrower's obligations hereunder in any court in the state shown in Creditor's address set forth herein, and service of its address shown herein. The inclusion of a trade name or division name in the identification of Borrowers hereunder shall not limit Creditor's right, after the occurrence of an event of default, to proceed against all of Borrower's assets, including those held or used by Borrowers individually or under another trade or division name. Expenses of retaking, holding, preparing for sale, selling and the like shall include (a) the reasonable fees of any attorneys retained by Creditor, and
(b) all other legal expenses incurred by Creditor. Borrowers agrees that it is liable for and will promptly pay any deficiency resulting from any disposition of Collateral after default.

WAIVER. Waiver of any default shall not be a waiver of any other default; all of Creditor's rights are cumulative and not alternative. No waiver or change in this agreement or in any related note shall bond Creditor unless in writing signed by one of its officers. The term "Creditor" shall include any assignee of Creditor who is the holder of this agreement. Any provisions hereof contrary to, prohibited by or invalid under applicable laws or regulations shall be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining provisions hereof. Borrowers waives all exemptions to the extent permitted by law. Creditor may correct patent errors herein. All of the terms and provisions of this agreement shall apply to and be binding upon Borrowers, its heirs, personal representatives, successors and assigns and shall inure to the benefit of Creditor, its successors and assigns. The Agreement shall be interpreted under the law of Borrower's principal offices.

ARBITRATION: All disputes, claims or controversies arising from or relating to this Loan or the relationships which result from this Contract, or the validity of this arbitration clause or the entire Contract, shall be resolved by binding arbitration by one arbitrator selected by Creditor with consent of Borrowers. This arbitration agreement is made pursuant to this transaction in interstate commerce, and shall be governed by the Federal Arbitration Act at 9 U.S.C.
Section 1, Judgment upon the award rendered may be entered in any court having jurisdiction. The parties agree and understand that they choose arbitration instead of litigation to resolve disputes. The parties understand that they have a right or opportunity to litigate disputes through a court, but that they prefer to resolve their disputes through arbitration, except as provided herein. THE PARTIES VOLUNTARILY AND KNOWINGLY WAIVE ANY RIGHT THEY HAVE TO A JURY TRIAL EITHER PURSUANT TO ARBITRATION UNDER THIS CLAUSE OR PURSUANT TO A COURT ACTION BY CREDITOR (AS PROVIDED HEREIN). The parties agree and understand that all disputes arising under case law, statutory law and all other laws including, but not limited to, all contract, tort and property disputes will be subject to binding arbitration in accord with this Agreement. The parties agree and understand that the arbitrator shall have all powers provided by the law and this Agreement. These powers shall include all legal and equitable remedies including, but not limited to, money damages, declaratory relief and injunctive relief. Notwithstanding anything hereunto the contrary, Creditor retains an option to use judicial or non-judicial relief to enforce a security agreement relating to the Collateral secured in a transaction underlying this arbitration agreement, to enforce the monetary obligation secured by the Collateral or to foreclose on the Collateral. Such judicial relief would take the form of a lawsuit. The institution and maintenance of an action for judicial relief in a court to repossess any Collateral, to obtain a monetary judgment or to enforce the security agreement shall constitute a waiver of the right of any party to compel arbitration regarding any other dispute or remedy subject to arbitration in this Agreement, including the filing of a counterclaim in a suit brought by Creditor pursuant to this provision.

The debtor's rights and interests in the Reserve Account and Total Reserve Credit under the Reserve Addendum to Dealer Agreement between the debtors and the secured party dated February 28, 1994.


                                        /s/ Dennis Campbell
                                        ---------------------------
                                        Dennis Campbell

                                        Dated 12-28-95

                              INDIVIDUAL GUARANTY

TO:  Green Tree Financial Corporation or its subsidiary (hereinafter "Green
     Tree")

RE:  Biker's Dream, Inc          (hereinafter "Buyer(s)")
     -------------------------
------------------------------
------------------------------

        To induce Green Tree to provide financing as set forth in the Promissory note and Security Agreement ("Contract") dated December 28, 1995 (the "Contract"), between Green Tree Financial Servicing Corporation, as Creditor, and Biker's Dream, Inc., as Buyer(s), I the undersigned Guarantor(s), hereby guarantee to Green Tree performance of all debts or obligations of which the Buyer owes Green Tree under the Contract.

        Each Guarantor agrees that should the Buyer breach any or all terms and conditions contained in the Contract, all duties and obligations of the Buyer for said breach shall apply to the Guarantor.

        The liability of each Guarantor hereunder is direct and unconditional in the case of a breach by the Buyer and may be enforced without requiring Green Tree first to resort to any right, remedy or security. Nothing shall discharge or satisfy the liability of the Guarantor hereunder except the full payment and performance of all of Buyer's debts and obligations to Green Tree.

        Each Guarantor agrees that none of the Guarantors can avail himself/herself of any defense whatsoever which Buyer may have against Green Tree other than the payment of the debts or obligations. Each Guarantor hereby for himself/herself, his/her heirs, executors and personal representatives waives all defenses given to sureties or guarantors at law or in equity other than the payment of said Contract.

        Notice of acceptance of this Guaranty, of any adverse change in Buyer's financial condition or of any other fact which might materially increase the Guarantor's risk is hereby waived. The extension of time of payment, performance of agreements or obligations or any other indulgence may be granted to Buyer without notice to Guarantor, and all settlements and compromises made in good faith with Buyer shall be binding upon each Guarantor. EACH GUARANTOR HEREBY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS GUARANTY.

        In the event of default in the performance of this Guaranty, the Guarantor agrees to pay all reasonable court costs, attorneys' fees and other expenses paid or incurred by Green Tree in the enforcement hereof.

        This Guaranty constitutes the entire agreement and no waivers or modifications shall be valid unless in writing and signed by Green Tree and the Guarantor.

        This Guaranty shall be binding upon the heirs, executors, administrators, successors and assigns of each of the undersigned and shall inure to the benefit of Green Tree's successors and assigns.

Dated:  December 28, 1995

(1)  Dennis Campbell                            (2)
     -------------------------------------           -------------------------------------
     (Guarantor's Name - printed or typed)           (Guarantor's Name - printed or typed)

       /s/ DENNIS CAMPBELL
     -------------------------------------           -------------------------------------
            (Guarantor's Signature)                         (Guarantor's Signature)

                          LOAN PROCEEDS AUTHORIZATION

                                                                12/28/95
                                                         ----------------------
                                                                 (Date)

Green Tree Financial Servicing Corporation
  or its affiliates ("Green Tree")
Truck/Trailer Group
500 Landmark Towers
345 St. Peter Street
Saint Paul, Minnesota 55102

Re: Commercial Promissory Note and Security Agreement dated 12-28-95 between Biker's Dream Inc. (Borrower(s)) and Green Tree (Creditor) regarding the following described collateral:




Gentlemen:

You are hereby irrevocably instructed to disburse from the proceeds of the loan evidenced by the above referenced promissory note the respective amounts to the respective payee designated below:

           Amount                                Payee (name and address)
           ------                                ------------------------

        $  87,497.71                            Inland Kenworth
                                               --------------------------------
                                                9730 CHERRY AVENUE
                                               --------------------------------
                                                FONTANA, CA 92335
                                               --------------------------------
        $
         -----------                           --------------------------------

                                               --------------------------------

                                               --------------------------------

        $
         -----------                           --------------------------------

                                               --------------------------------

                                               --------------------------------

        $
         -----------                           --------------------------------

                                               --------------------------------

                                               --------------------------------

In making the above disbursements or any other disbursements you make pursuant to the terms of the above referenced loan, you may use checks, drafts, orders, transfer funds, wire transfer, or any other method or media you deem desirable. Further, you may make such disbursements in your name and on our behalf, or in our name.

Disbursement by you in accordance with the foregoing instructions shall be and constitute payment and delivery to and receipt by us of any and all of such proceeds.



Very truly yours,

  Biker's Dream Inc.
------------------------------------------------------------
                     (Name of Debtor)

By   [SIG]                         Title  President
  --------------------------------       --------------------
   (If Corporation or Partnership)

                        345 St. Peter Street, Suite 500
                        St. Paul, MN 55102                              Equipment Finance Division
[GREENTREE LOGO)        Phone: (800) 851-1370                        Truck/Trailer Credit Application
                        Fax: (800) 699-1671                          --------------------------------
                                                                     ----------------------------------
                                                                     FOR INTERNAL USE - DO NOT COMPLETE
------------------------------------------------------------------------------------------------------------------------------------
Dealer                                                                  Date Taken          Time Rec.           Date Approved

GREEN TREE FINANCIAL SVC. CORP                                          12/19/95            17:06               12/27/95
------------------------------------------------------------------------------------------------------------------------------------
Sales Person                            Phone                           Taken By                       In Person     Fax     Mail

                                        800-851-1370                    J MAHER
------------------------------------------------------------------------------------------------------------------------------------
                                                       APPLICANT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
Full Name                               Social Security Number        Home Phone               Birth Date      No. of

DENNIS CAMPBELL                         ###-##-####                                            12-8-59         Dependents
                                                                                                                           -----
------------------------------------------------------------------------------------------------------------------------------------
Present Street Address                          City                  State      Zip                     How long at present address

25362 SHOSHONE                                  LAKE FOREST           CA         92630                    00   Years     00   Months
                                                                                                         ----          ------
------------------------------------------------------------------------------------------------------------------------------------
US Citizen         Marital Status   Own  [ ]   Rent/Mortgage       If Owned:  Jointly [ ]   Value        Mortgage Balance

[X] Yes  [ ] No                     Rent [ ]   Payment $                      Solely  [ ]   $            $
------------------------------------------------------------------------------------------------------------------------------------
Former address (Street, City, State & Zip)                                                               How long at former address

                                                                                                           00   Years    00   Months
                                                                                                         ------        ------
------------------------------------------------------------------------------------------------------------------------------------
Employer/Contact Person                         Business Phone                  Position or Title        Hire Date

BIKERS DREAM INC                                714-835-8464                    OWNER                      00   Mo.      00   Yr.
                                                                                                         ------        ------
------------------------------------------------------------------------------------------------------------------------------------
Monthly/or Annual Income        Other Income (Describe) *     Amount          * Alimony, child support or maintenance payment
                                                                                are optional information and need not be reported
   $                                                          $                 if the applicant does not choose to rely on such
                                                                                income in applying for credit.
------------------------------------------------------------------------------------------------------------------------------------
Former Employer (if less than 3 years at current)       Business Phone                  Employed From                  To

                                                                                         00  Mo.   00  Yr.       00  Mo.   00  Yr.
                                                                                        ----      ----          ----      ----
------------------------------------------------------------------------------------------------------------------------------------
Nearest Relative Not Living With You

Name                                                Address:                                            Phone:
------------------------------------------------------------------------------------------------------------------------------------
   PERSONAL FINANCIAL OBLIGATIONS AND/OR CREDIT REFERENCES (List all mortgages, auto, boat, truck, trailer, and personal loans)
------------------------------------------------------------------------------------------------------------------------------------
Personal Primary Bank                                   Phone                                   Checking Account No.


------------------------------------------------------------------------------------------------------------------------------------
                                                                          Amount of Loan
                                        Type of         Account           ---------------         Monthly        Person to
           Creditor                     Account         Number            Current Balance         Payment         Contact
------------------------------------------------------------------------------------------------------------------------------------
Name                                  (Mortgage)

----------------------------------                                       -------------------
Phone
------------------------------------------------------------------------------------------------------------------------------------
Name                                    (Auto)

----------------------------------                                       -------------------
Phone
------------------------------------------------------------------------------------------------------------------------------------
Name                                (Truck/Trailer)

----------------------------------                                       -------------------
Phone
------------------------------------------------------------------------------------------------------------------------------------
Name

----------------------------------                                       -------------------
Phone
------------------------------------------------------------------------------------------------------------------------------------
Name

----------------------------------                                       -------------------
Phone
------------------------------------------------------------------------------------------------------------------------------------
                                                      CO-APPLICANT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
CO-APPLICANT    Applicant's spouse must complete the section below if the applicant is relying on the spouse's income as a basis for repayment of the credit, or if the applicant resides in Arizona, California, Hawaii, Idaho, Louisiana, Michigan,
                Nebraska, Nevada, New Mexico, Oklahoma, Oregon, Texas or Washington.
------------------------------------------------------------------------------------------------------------------------------------
Full Name                               Social Security Number                  Home Phone                      Birth Date

------------------------------------------------------------------------------------------------------------------------------------
Present Street Address                             City          State          Zip              How long at present address

                                                                                00000             00  Years     00  Months
                                                                                                 ----          ----
------------------------------------------------------------------------------------------------------------------------------------
Employer's Name & Address                               Business Phone          Monthly Income          Hire Date

                                                                                $                        00  Mo.    00  Yr.
                                                                                                        ----       ----
------------------------------------------------------------------------------------------------------------------------------------
Bank                                            Phone                           Checking Account No.


------------------------------------------------------------------------------------------------------------------------------------

This FINANCING STATEMENT is presented for filing and will remain effective, with certain exceptions, for five years from the date of filing, pursuant to
Section 9403 of the California Uniform Commercial Code.
--------------------------------------------------------------------------------
1.  DEBTOR (LAST NAME FIRST -- IF AN INDIVIDUAL)
        Biker's Dream, Inc.

1A. SOCIAL SECURITY OR FEDERAL TAX NO.
        33-0140149

1B. MAILING ADDRESS             1C. CITY, STATE         1D. ZIP CODE
        1420 Village Way              Santa Ana, CA             92705

2.  ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST -- IF AN INDIVIDUAL)

2A. SOCIAL SECURITY OR FEDERAL TAX NO.

2B. MAILING ADDRESS             2C. CITY, STATE         2D. ZIP CODE

3.  DEBTOR'S TRADE NAME OR STYLES (IF ANY)       3A. FEDERAL TAX NUMBER

4.  SECURED PARTY
        NAME    Green Tree Financial Servicing Corporation
        MAILING ADDRESS    345 St. Peter St.
        CITY    St. Paul        STATE   MN      ZIP CODE   55102

4A. SOCIAL SECURITY NO., FEDERAL TAX NO. OR BANK TRANSIT AND A.B.A. NO.

5.  ASSIGNEE OF SECURED PARTY (IF ANY)
        NAME
        MAILING ADDRESS
        CITY                            STATE           ZIP CODE

5A. SOCIAL SECURITY NO., FEDERAL TAX NO. OR BANK TRANSIT AND A.B.A. NO.

6. This FINANCING STATEMENT covers the following types or items of property (INCLUDE DESCRIPTION OF REAL PROPERTY ON WHICH LOCATED AND OWNER OF RECORD WHEN REQUIRED BY INSTRUCTION 4).

        The debtor's rights and interests in the Reserve Account and Total Reserve Credit under the Reserve Addendum to Dealer Agreement between the debtors and the secured party dated February 28, 1994

7.  CHECK        /x/              7A. / / PRODUCTS OF COLLATERAL
    IF APPLICABLE                         ARE ALSO COVERED

7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH INSTRUCTION 5(A) ITEM:
        / / (1)         / / (2)         / / (3)         / / (4)

8.  CHECK        /x/
    IF APPLICABLE

    / / DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC
        SEC. 9015(1)(N)
        THIS FINANCING STATEMENT IS EFFECTIVE UNTIL A TERMINATION STATEMENT IS FILED.

9.  SIGNATURE(S) OF DEBTOR(S)                   DATE:
    /s/ [SIG]                                   12-28-95

    TYPE OR PRINT NAME(S) OF DEBTOR(S)
    /s/ Biker's Dream Inc. By Dennis Campbell

    SIGNATURE(S) OF SECURED PARTY(IES)

    TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)

10. THIS SPACE FOR USE OF FILING OFFICER (DATE, TIME, FILE NUMBER AND FILING OFFICER)
--------------------------------------------------------------------------------
CODE    1 2 3 4 5 6 7 8 9 0
================================================================================
11. Return Copy to:
        NAME            Green Tree Financial Servicing Corp
        ADDRESS         345 St. Peter St.
        CITY            St. Paul, MN 55102
        STATE
        ZIP CODE
================================================================================
(1) FILING OFFICER COPY
                               FORM UCC-1--_____
                       Approved by the Secretary of State

This FINANCING STATEMENT is presented for filing and will remain effective, with certain exceptions, for five years from the date of filing, pursuant to
Section 9403 of the California Uniform Commercial Code.
--------------------------------------------------------------------------------
1.  DEBTOR (LAST NAME FIRST -- IF AN INDIVIDUAL)
        Biker's Dream, Inc.

1A. SOCIAL SECURITY OR FEDERAL TAX NO.
        33-0140149

1B. MAILING ADDRESS             1C. CITY, STATE         1D. ZIP CODE
        1420 Village Way              Santa Ana, CA             92705

2.  ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST -- IF AN INDIVIDUAL)

2A. SOCIAL SECURITY OR FEDERAL TAX NO.

2B. MAILING ADDRESS             2C. CITY, STATE         2D. ZIP CODE

3.  DEBTOR'S TRADE NAMES OR STYLES (IF ANY)       3A. FEDERAL TAX NUMBER

4.  SECURED PARTY
        NAME    Green Tree Financial Servicing Corporation
        MAILING ADDRESS    345 St. Peter St.
        CITY    St. Paul        STATE   MN      ZIP CODE   55102

4A. SOCIAL SECURITY NO., FEDERAL TAX NO. OR BANK TRANSIT AND A.B.A. NO.

5.  ASSIGNEE OF SECURED PARTY (IF ANY)
        NAME
        MAILING ADDRESS
        CITY                            STATE           ZIP CODE

5A. SOCIAL SECURITY NO., FEDERAL TAX NO. OR BANK TRANSIT AND A.B.A. NO.

6. This FINANCING STATEMENT covers the following types or items of property (INCLUDE DESCRIPTION OF REAL PROPERTY ON WHICH LOCATED AND OWNER OF RECORD WHEN REQUIRED BY INSTRUCTION 4).

        The debtor's rights and interests in the Reserve Account and Total Reserve Credit under the Reserve Addendum to Dealer Agreement between the debtors and the secured party dated February 28, 1995

7.  CHECK        /x/              7A. / / PRODUCTS OF COLLATERAL
    IF APPLICABLE                         ARE ALSO COVERED

7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH INSTRUCTION 5(A) ITEM:
        / / (1)         / / (2)         / / (3)         / / (4)

8.  CHECK        /x/
    IF APPLICABLE

    / / DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC
        SEC. 9015(1)(N)
        THIS FINANCING STATEMENT IS EFFECTIVE UNTIL A TERMINATION STATEMENT IS FILED.

9.  SIGNATURE(S) OF DEBTOR(S)                   DATE:
    /s/ [SIG]                                   12-28-95

    TYPE OR PRINT NAME(S) OF DEBTOR(S)
    /s/ Dennis Campbell for Biker's Dream Inc.

    SIGNATURE(S) OF SECURED PARTY(IES)

    TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)

10. THIS SPACE FOR USE OF FILING OFFICER (DATE, TIME, FILE NUMBER AND FILING OFFICER)
--------------------------------------------------------------------------------
CODE    1 2 3 4 5 6 7 8 9 0
================================================================================
11. Return Copy to:
        NAME            Green Tree Financial Servicing Corp
        ADDRESS         345 St. Peter St.
        CITY            St. Paul, MN 55102
        STATE
        ZIP CODE
================================================================================
(1) FILING OFFICER COPY
                               FORM UCC-1--_____
                       Approved by the Secretary of State